EXHIBIT 10.16

ACTION REQUIRED: MUST BE RETURNED BY

Plan Agreement 2005 Deferred Compensation Plan

THIS PLAN AGREEMENT (this “Agreement”) is entered into as of             , 200     between SWS Group, Inc. (the “Company”), the Participant’s Employer, and                      (the “Participant”).

RECITAL

A. The Participant is a valued employee of the Employer, and the Employer desires to have the continued services and counsel of the Participant.

B. The Employer is eligible to participate in and has adopted, effective January 1, 2005, the SWS Group, Inc. Deferred Compensation Plan (the “Plan”), as amended from time to time, and the Participant has been selected to participate in the Plan.

C. The Participant desires to participate in the Plan.

AGREEMENT

NOW THEREFORE, it is mutually agreed that:

1. DEFINITIONS. Unless otherwise provided in this Agreement, the capitalized terms in this Agreement shall have the same meaning as under the Plan’s master plan document (the “Plan Document”).

2. INTEGRATED AGREEMENT: PARTIES BOUND. The Plan Document, a copy of which has been made available to the Participant, is hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document. This Agreement and the Plan Document, collectively, shall be considered one complete contract between the parties.

3. ACKNOWLEDGMENT. The Participant hereby acknowledges that he or she has read and understands this Agreement and the Plan Document.

4. CONDITIONS TO PARTICIPATION. As a condition to participation in the Plan, the Participant must complete, sign, date and return to the Committee an original copy of this Agreement, various Election Forms as required by the Committee, and a Beneficiary Designation.

PLEASE TURN OVER AND SIGN

ACTION REQUIRED: MUST BE RETURNED BY

Plan Agreement 2005 Deferred Compensation Plan

5. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon the Employer, its successors and assigns, and the Participant.

6. GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Texas without regard to its conflicts of laws principles.

IN WITNESS WHEREOF, the Participant has signed and the Company has accepted this Plan Agreement, on its behalf and on behalf of the Employer, as of the date first written above.

PARTICIPANT

Signature of Participant

Type or Print Name

AGREED AND ACCEPTED BY THE COMPANY:

COMMITTEE

For the Committee

Type or Print Name

2